PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               FOR ANNUAL MEETING OF SHAREHOLDERS ON JUNE 26, 2001

The undersigned hereby appoint Michael Kelleher. As true lawful agent and proxy with full power of substitution in each, to represent the undersigned in all matters coming before the Annual Meeting of Shareholders of Triad Industries, Inc., to be held at the Companys Nevada office at, 2921 N. Tenaya Way, Suite 216, Las Vegas, NV at 10:00 AM Pacific Time, on June 26, 2001, and any adjournments thereof, and to vote as follows:

1. ELECTION OF DIRECTORS Nominees: Brice Smith, Linda M. Bryson, Michael Kelleher, J. William Byrd, Richard Furlong, and James Crowell

                  _______ VOTE FOR all nominees listed above.

                  _______ VOTE WITHHELD from all nominees listed above.

2. 2001 STOCK OPTION PLAN

                  FOR:____ AGAINST:____              ABSTAINED:____

3. CONFIRMATION OF ARMANDO IBARRA, CPA as the Companys independent auditors for fiscal 2001.

                  FOR:____ AGAINST:____              ABSTAINED:____
4. CONFIRMATION OF SIGNATURE STOCK TRANSFER to act as registrar and transfer agent for fiscal 2000.

                  FOR:____ AGAINST:____              ABSTAINED:____

5. OTHER MATTERS

     In their discretion, to vote with respect to any other matters that may come before the Meeting or any adjournment thereof, including matters incident to its conduct

                  FOR:____ AGAINST:____              ABSTAINED:____

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED ABOVE BY THE SHAREHOLDER. TO THE EXTENT CONTRARY SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEMS 1 AND 3.

                  PROXY NUMBER                       NUMBER OF SHARES

         ______________________________         ________________________________
         PLEASE SIGN EXACTLY AS NAME
         APPEARS BELOW
                                                ________________________________
                                                             DATED

                                               _________________________________
                                                          Signature

                                               _________________________________
                                                          Signature


Joint owners should each sign. Attorneys- in-fact, administrators, custodians, partners, or corporation officers should give full titles


          PLEASE DATE, SIGN, AND RETURN THE ENCLOSED ENVELOPE PROMPLY.